Exhibit 99.1

 Investor DayMay 1, 2017, New York City  Ashland’s Strategy and Commitment to Create Shareholder Value 2018-2021

   Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. These forward-looking statements include statements relating to our expectation that the proposed acquisition of Pharmachem Laboratories, Inc. (Pharmachem) will be completed before the end of the June quarter and that the proposed acquisition will be accretive to earnings per share, and the expected completion of the separation of Valvoline Inc. (“Valvoline”) through the distribution of Valvoline common stock. In addition, Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, the expected completion of the final separation of Valvoline, the strategic and competitive advantages of each company, and future opportunities for each company, as well as the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); the impact of acquisitions and/or divestitures Ashland has made or may make, including the proposed acquisition of Pharmachem (including the possibility that Ashland may not complete the proposed acquisition of Pharmachem or Ashland may not realize the anticipated benefits from such transactions); and severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in Ashland’s most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this presentation whether as a result of new information, future events or otherwise. Information on Ashland’s website is not incorporated into or a part of this presentation.Regulation G: Adjusted ResultsThe information presented herein regarding certain unaudited adjusted results does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Ashland has included this non-GAAP information to assist in understanding the operating performance of the company and its reportable segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Ashland filings with the SEC has been reconciled with reported U.S. GAAP results. Although Ashland provides forward-looking guidance for adjusted EBITDA, Ashland is not reaffirming or providing forward-looking guidance for U.S. GAAP-reported financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort.  Note: This presentation contains a more detailed profile than we have reported in the past, or will report regularly in the future.  1

   Summarize our evolution and define the New AshlandDefine financial targets to create shareholder value and their connection to:Core operational levers to deliver financial targetsMarket strategies to accelerate profitable growthClarify capital allocation policies to turn cash into valueProfile dimensions to drive strong execution  Our purpose: To define the New Ashland's shareholder value creation strategy

The transformation started more than a decade ago

transformation | integration | separation | pivot to premier

EBITDA margin[1]



20
10
0
3.9%
4.5%
4.3%
9.0%
9.7%
12.6%
16.6%
2006
2007
2008
2009
2010
2011
2012

Acquired: AIR PRODUCTS (Adhesives) (2008); HERCULES (2009); ISP (2012)

Exited: apac (2006); Ashland Distribution (2011)

- Ashland has a **long history of successfully** executing challenging strategic plans
- Management and Board have made difficult and important decisions to transform from an oil refiner to **a premier specialty chemical company**
- Completed numerous **transformative** transactions

Strategic decisions have expanded EBITDA margins[1]

Ashland always solving

3

1. EBITDA margins have been reconciled with reported U.S. GAAP results in previous SEC filings

Over the past 5 years, we've completed the transformation and integrated the business transformation → **integration** → separation → pivot to premier

- Capital Allocation Actions
  - ✓ Divested over $2B non-core businesses
  - ✓ Returned over $2B to shareholders

- Operational Improvements
  - ✓ Fixed supply chain → On-time delivery > 95%
  - ✓ Reduced SG&A by > $200 MM
  - ✓ Put businesses onto common IT platform

Primary focus of the organization:

- Improved adj. EBITDA margin
- Increased role of ASI[1]: Now 69% of company sales

4

1. Ashland Specialty Ingredients

Over the last 18 months, we have successfully completed the separation of Valvoline

transformation | integration | **separation** | pivot to premier

Valvoline.

Ashland™ always solving

Key Deliverables

- ✓Completed IPO one year after announcement
- ✓Took action to enable cost neutrality
- ✓Structured separation to be tax free
- ✓Kept separation costs <$150MM
- ✓Kept mid to high BB credit ratings for both companies
- ✓**Created two great companies**

Distribution date May 12, 2017

5

Ashland™ always solving

We begin our next era, "pivot to premier" with a *new* corporate profile transformation → integration → separation → **pivot to premier**

$3B+
Revenue

15+
End markets served

6,000
Employees

69%
ASI[1] share of Ashland sales

42
Production plants

23%
ASI adj. EBITDA[2] margin

Diverse set of geographies and target industries



% of Sales (FY '16)
LATAM
9
APAC
18
40
NA
33
EMEA
I&S
9
Composites
22
69
Ashland Specialty Ingredients

Note: All figures as of FY'16
1. Defined as Ashland Specialty Ingredients reporting segment
2. EBITDA margin has been reconciled with reported U.S. GAAP results in previous SEC filings

6

With a *new* leadership team

transformation → integration → separation → **pivot to premier**



Bill Wulfsohn
Chairman & CEO

Operating Committee



★ Dave Neuberger
VP Pharma, Nutrition & Agriculture



★ Suzanne Rowland
Group VP Industrial Specialties



★ Vito Consiglio
VP Personal & Home Care



★ Andy Johnston
Group VP Composites



★ Osama Musa
VP R&D & CTO



★ Brian McGrath
VP Supply Chain



★ Keith Silverman
VP, EHS, Quality & Regulatory Affairs



Jean Zappia
VP Intermediates and Solvents

Executive Committee



★ Anne Schumann
VP HR & IT



Kevin Willis
SVP & CFO



Peter J. Ganz
SVP, General Counsel & Secretary

★ **8 of 11 in new or expanded role**

Ashland™
always solving

7

 With a new brand proposition, organizational blueprint and integrated culture  Blueprint  Brand Promise  Ashland Way  Ashland is now working as one team with a common purpose  integration  separation  pivot to premier  transformation

 Awarded American Chemistry Council Responsible Care Initiative of the Year award in 2016  One thing that has not changed, is unwavering commitment to safe and responsible operations  European Federation for Cosmetic Ingredients  10 facilities globally GMP certified – leader within the cosmetic ingredient manufacturing industry  Global Food Safety Initiative  Five food additive facility certifications  Lloyd's Register Quality Assurance  100% of manufacturing facilities with 10 or greater employees independently certified to ISO 9001  International Excipients Certification  Leads the pharmaceutical excipient manufacturing industry with the most facilities globally certified

   Summarize our evolution and define the New AshlandDefine financial targets to create shareholder value and their connection to:Core operational levers to deliver financial targetsMarket strategies to accelerate profitable growthClarify capital allocation policies to turn cash into valueProfile dimensions to drive strong execution  Our purpose: To define the New Ashland's shareholder value creation strategy

 Note: Adjusted EPS growth, Adjusted EBITDA and Free Cash Flow are forward looking non-GAAP financial measures. See Slide 1 for an explanation for why reconciliations are not available to the most directly comparable forward looking GAAP financial measure; 1. Cumulative Free Cash Flow generation over target period less certain key items* = 2021 Adjusted EBITDA Target  Financial targets to create shareholder value          Adjusted ASI EBITDA (%) >25%*  Cashgeneration1$1B+   Adjusted EPS growth (CAGR)>15%  2018 – 2021 Performance Targets  Aggressive new targets

Driven by 7 core levers

2018 – 2021 Performance Targets

Adjusted EPS growth (CAGR)	Adjusted ASI EBITDA (%)	Cash generation[1]
>15%	>25%*	$1B+

- **New actions to sustain and grow premium mix**
  1. **Evolve business portfolio**
  2. **Implement new market strategies**
  3. **Expand new and proprietary product sales[2] (NPI)**
- **New initiatives to improve competitiveness**
  4. **Asset utilization programs**
  5. **Price to value efforts**
  6. **SG&A inflation initiatives**

7. **Ensure CapEx plus changes in working capital <6.5% per year**

Note: Adjusted EPS growth, Adjusted EBITDA and Free Cash Flow are forward looking non-GAAP financial measures. See Slide 1 for an explanation for why reconciliations are not available to the most directly comparable forward looking GAAP financial measure; 1. Cumulative Free Cash Flow generation over target period less certain key items; 2. New and Proprietary Product Sales defined as new products in the market for <= 5 years and patented products for life of patent

* = 2021 Adjusted EBITDA Target

Ashland™ always solving

12

1 Sustain and grow premium mix
Portfolio: Ashland's definition of Specialty

Blue chip markets
- Technology: Leverage our core platforms
- Customers: Technology, brand and quality critical
- End markets: Close to consumer
- Competitive landscape:
  - Few approved suppliers
  - High barriers to entry

Small cost with big impact on end product
- Amplify the efficacy
- Refine the usability
- Add to the allure
- Ensure the integrity
- Improve the profitability



1. Profit Zones
2. Differentiation
3. Customization
4. Financial returns
Ashland Specialties

Financial returns
- EBITDA % of sales > 20%
- GDP + growth
- Low cyclicality/volatility
- Strong cash conversion
- ROIC well above WACC

Customization differentiates
- R&D: Create proprietary platforms
- Derivatize: Enhance functionality
- Tech service: Improve customer application
- Leverage our brand name, specifications or claims

13

1 | Sustain and grow premium mix
Portfolio: Pharmachem profile

- Revenue of ~$300 million and adjusted EBITDA margin of ~20% in FY2016
- Leading provider of:
  - customized solutions and high quality ingredients to the global health and wellness industries
  - high value, differentiated products for fragrance and flavor houses
- Applications include nutraceuticals, fine perfumes, laundry and personal care products, skin care, cosmetics and food and beverage
- Strong capabilities in extraction, refining, granulation, spray drying, turnkey packaging solutions, fermentation and fermentation purification

FY'16 Pharmachem Revenue By End Market



Custom Manufacturing
9%
Food, Beverage and Personal Care
15%
43%
Nutrition and Health
33%
Fragrance and Flavors

FY'16 Pharmachem Revenue By Geography



Asia
Other
9%
1%
Europe
31%
59%
North America

Strong commercial & financial profile

Ashland™ always solving

14

1 Sustain and grow premium mix
Portfolio: Pharmachem fit with Ashland

Leverages our customization capabilities into niches where we create value

- Customer-intimacy sales model emphasizing tailored products
- Creates unique industry offering: leveraging Pharmachem's custom manufacturing capabilities with Ashland's formulation knowledge and excipients expertise
- Leverages our extensive sales channels, technical service network and global applications labs to accelerate Pharmachem growth outside of North America
- Enhances Ashland's food ingredient business by adding customized functional solutions

Expands scope/range of our products and service offerings

- Adds high value, differentiated products sold to the major fragrance and flavor houses
- Enhances Ashland's position in the high growth nutraceutical market

Expands our presence in attractive end markets

- Focused on attractive end markets including food, beverage, nutrition, and fragrance and flavors

> - Strongly complements Ashland's ASI business
> - Business leaders will share specific synergies

Ashland™ always solving

15

1 Sustain and grow premium mix

Portfolio: Pharmachem fits our investment philosophy

Core Principles …	… In Action: Pharmachem
– **Fit with Ashland Specialty model**  Winning Strategy 1. Profit zones 2. Differentiation 3. Customization 4. Financial returns	– **Fit with Ashland Specialty model** – Profit zone: Pharma and PC – Differentiation: Unique, high value ingredients critical to customer product – Customization: Highly customized formulations – Financial returns: See below
– **"One degree from the core"** – Technology – Manufacturing – Geography – Customer/market	– **"One degree from the core"** ✓ Advanced formulation expertise ✓ Complementary production capabilities ✓ US/EU centric ✓ Close connection to PNS[1] & PC[1]; new opportunity in fragrances and flavors
– **Economics** – Near-term EPS accretion – Risk weighted returns well above WACC – Strong cash conversion – Cost driven synergies – Maintain mid to high BB credit rating	– **Economics** ✓ Expected to be accretive 1st year ✓ Attractive double digit returns ✓ Strong cash conversion ✓ ~$10MM cost/~$110MM NPV tax synergies ✓ Believe metrics substantiate mid to high expected BB credit ratings

1. Pharma and Nutritional Specialties, and Personal Care

16

1 Sustain and grow premium mix

Portfolio: Plan to address I&S[1] impact on portfolio


1. Profit Zones
2. Differentiation
3. Customization
4. Financial returns
Ashland Specialties

Legend
● Higher fit
○ Lower fit

End Market	Profit Zone	Differentiation	Customization	Financial returns
Pharma	●	●	●	●
Personal Care	●	●	●	●
Coatings	●	●	●	●
Adhesives	●	●	●	●
Other ASI[2]	◑	◑	◑	◑
Composites	◔	◔	◔	◔
Intermediates & Solvents	○	○	○	○

We are expanding end market segmentation and connecting to operating imperatives

Ashland™ always solving

17

1. Intermediates and Solvents 2. Other ASI includes Energy, Construction, Specialties, Nutrition, and Advanced Material

       (Post-Valvoline Separation)  $3.0 B(1)  ~19%3  Ashland Specialty Ingredients  Ashland Performance Materials  IncludingPharmachem  ExcludingIntermediates and Solvents (I&S)  Ashland Specialty Ingredients  Ashland Performance Materials  Pro Forma  (Post-Valvoline Separation)  $3.0 B  Consumer Specialties  Industrial Specialties  Pharmachem   Composites  Revenue  Revenue By End Market  Adjusted EBITDA margin  LTM as of December 31, 2016  +~130bps  1. Represents Ashland Specialty Ingredients and Ashland Performance Materials as reported in Q1 2017 Earnings Presentation2. As previously disclosed, Ashland is currently exploring strategic alternatives for the I&S division3. Adjusted EBITDA of $1,042 million as of December 31, 2016, adjusted for the Valvoline separation of $471 million, over sales of $3,016 million.    Consumer Specialties  Industrial Specialties  Composites  I&S  36%  22%  10%  32%      36%  34%  8%  22%  Sustain and grow premium mixPortfolio: pro forma perspective  1  On track to highly concentrated specialty mix  1  2

   Focus  Approximate VOL % CAGR1'13–'16  Common Themes  Pharma  Growth  2%  1. Continue to drive differentiation to expand premium mix2. Take actions to keep system full and costs competitive3. Grow in emerging regions and expand range of solutions  Personalcare  Growth  3%    Coatings  Growth  3%    Adhesives  Growth  4%    Other ASI2  Select invest or harvest  -6%    Composites  Margins/cash  1%    Weighted total  Ex Divestitures  0%  '18-'21 Projected volume growth CAGR: 2.5-3.5%    Focus  Approximate VOL % CAGR1'13–'16  Recent developments  Pharma  Growth  2%  Added pharma capabilities in China and capacity in EUBuilt pharma labs in India and ChinaChosen as excipient supplier on several new drug launchesIdentified synergy opportunities with Pharmachem  Personalcare  Growth  3%  Engaged with customers on new award winning technology Redesigned organization with new leadershipIdentified synergy opportunities with Pharmachem  Coatings  Growth  3%  Commercialized and globalized new premium AquaflowEnhanced coatings labs in US and India  Adhesives  Growth  4%  Commercialized new PSA technologiesExpanded global focus of this NA centric division  Other ASI2  Select invest or harvest  -6%  Reduced focus on cyclical energy and construction industriesIntroduced new niche products (e.g., for Li ion batteries)  Composites  Margins/cash  1%  Announced highly synergistic acquisition of Reichhold France plant   Weighted total  Ex Divestitures  0%  '18-'21 Projected volume growth CAGR: 2.5-3.5%  1. Financial 2013-2016 results less divestitures2. Other ASI includes Energy, Construction, Specialties, Nutrition, and Advanced MaterialsNote: Excludes divestitures; see slide 2 for information on forward-looking non-GAAP figures  Sustain and grow premium mixMarket strategies: Accelerating BU profitable growth  2  See detailed strategies, beginning page 44

3 Sustain and grow premium mix
NPI: Leverage strong R&D foundation

~500
Scientists

22
Global laboratories

57
New platform releases in last 4 years

>2,800
Patents assigned

25%
Ashland sales from new and proprietary products[1]



Very strong technical team and infrastructure

Ashland™ always solving

20

1. New and Proprietary Product Sales defined as new products in the market for <= 5 years and patented products for life of patent
Note: As of Q1 2017

3 Sustain and grow premium mix

NPI: Four core R&D focus areas

4 Core innovation priorities

Multi-Generational Product Planning

Page 112

Polaris™: innovative resins for engineered stone providing quality, durability, and improved surface gloss to enable new designs

Product line extension

Page 113

Encapsulation: long lasting fragrance release technology suitable for aqueous products

New to world/ Ashland

Page 114

FiberHance™ BM solution: new technology to improve sustainability of hair strengthening

Mfg. cost/ capabilities

Page 115

PolyAPTAC manufacturing process: reengineered process to purify industrial grade of PolyAPTAC technology into Hair Care applications with proven results

FY'16 R&D spend was ~3% of sales


30%
34%
18%
18%

Target 30% of current sales at 5% margin premium from new products

Ashland™ always solving

21

Note: See appendix for example detail

3 Sustain and grow premium mix

NPI: Innovation that delivers on our brand promise

Ashland™ always solving

5 Ashland Effects™ at work

1. Efficacy

Page 114

Klucel™ helps ensure stable active ingredient delivery for blockbuster high cholesterol treatment



2. Usability

Page 115

Our **ProLipid™ lamellar gel** designed to exert a 'second skin' effect **and Ganex™ waterproofing polymers** make sunscreens usable in water and humid environments



3. Allure

Page 116

Our **Tuberlux™ black diamond truffle extract** energizes skin cells in Estée Lauder's prestige Re-Nutriv line



4. Integrity

Page 117

Our **Aroset™ PSAs** provide a lightweight, air tight, and cost effective seal, enabling innovative packaging and a longer shelf life



5. Profitability

Page 118

Our **Derakane™** improved our customer's production, cutting "failure rates" by ~80%, saving over $10K per month



Ashland™ always solving

22

Note: See appendix for example detail

3 Sustain and grow premium mix

NPI: Improving the impact of our R&D spend

Current NPI: 25% of sales → *Target NPI: 30% of sales*

Pipeline	x	Technical Hit Rate	x	Sales Impact[1]	x	Pipeline Turnover[2]
Business-unit driven ideation		Expand use of local labs		BU Leaders own project list		Migrate to Innova Express and TSR
Commercial project review and prioritization /ownership		Shift resources with priority on TSR>Innova> Express Innova		Product marketing re-established		"Fail fast" - when priorities change, not at next gate review
		New "bench to stable" initiative		Regional GMs engaged → local needs		
				Implement quarterly "stage 6" reviews		

Also implementing new metric and tracking system

Legend: Last 12 months | Last 3 months | Current implementation | To be initiated

1. Commercial Impact Factor is the ratio of actual commercial impact to the planned commercial impact; assessing degree of commercialization 2. Pipeline Turnover Factor is the ratio of the pipeline to the turnover within the pipeline

Ashland™ always solving

23

         Stage Gate process for moving a new-product project from idea to launch  Fast track process with no R&D synthesis work or CapEx   Focused, short-term application work primarily involving existing commercial products  Avg. time in months(2011-2016)  % R&D and Tech cost1(2016)  33  16  2  ~35%  ~21%  ~44%    BU Approval  Gate 1  Stage 2  Stage 3  Stage 4    BusinessCaseReview    TechReview    ProcessTechReview    Mfg& LaunchApproval  Gate 2  Gate 4  Gate 3  Gate 5  Stage 5    Post LaunchReview  Gate 6  Stage 0  Stage 1  Stage 3  Stage 4    BU and R&D approval    ProcessTechReview    Mfg.& LaunchApproval  Gate 4  Gate 1-3  Gate 5  Stage 5    Post LaunchReview  Gate 6  Stage 0    Sales/mktg/R&D/EHS review  Approval  Lab work    Technical report & customer feedback  Completion                    INNOVA  INNOVA Express  TSR Project  Stage 0  Redeploy resources to more TSR/Innova Express projects  1. Excludes other R&D costs  Sustain and grow premium mixNPI: Migrate resources towards TSR/Innova Express  3

Driven by 7 core levers

2018 – 2021 Performance Targets

Adjusted EPS growth (CAGR)	Adjusted ASI EBITDA (%)	Cash generation[1]
>15%	>25%*	$1B+

- New actions to sustain and grow premium mix
  1. Evolve business portfolio
  2. Implement new market strategies
  3. Expand new and proprietary product sales[2] (NPI)
- New initiatives to improve competitiveness
  4. Asset utilization programs
  5. Price to value efforts
  6. SG&A inflation initiatives

7. Ensure CapEx plus changes in working capital <6.5% per year

Ashland™ always solving

25

Note: Adjusted EPS growth, Adjusted EBITDA and Free Cash Flow are forward looking non-GAAP financial measures. See Slide 1 for an explanation for why reconciliations are not available to the most directly comparable forward looking GAAP financial measure; 1. Cumulative Free Cash Flow generation over target period less certain key expenditures; 2. New and Proprietary Product Sales defined as new products in the market for <= 5 years and patented products for life of patent
* = 2021 Adjusted EBITDA Target

4 Improve competitiveness
Better asset utilization: Absorption opportunity

Ashland manufacturing fixed costs are ~$700MM[1] per year...

Texas City, TX



Poole, UK



Wide range of asset intensity

... which drove significant cost challenges from 2013-2016


Production volume
Fixed cost per unit
2013
2016
2013
2016

Absorption cost/unit increases concentrated in PNS[2], PC[2] and Coatings

$70MM

Ashland™ always solving

26

1. For all of Ashland 2. Pharma and Nutritional Specialties, and Personal Care

4 Improve competitiveness
Better asset utilization: Actions to leverage capacity

Driver	Action	Example	Theoretical Potential[1]
Excess/ Underutilized Capacity	Lower cost/unit by running plant at 95% capacity	Temporarily sell in non-strategic markets Page 120	$125MM
	Fill plants at current average margin	Repurpose assets Page 121	$100MM
	Consolidate plants/lines (products produced at 2 or more plants)	Underutilized plant closure Page 122	$30MM
	Improve network product mix	Optimize source plant location	$25MM
	De-tolling	Bring operations in-house Page 123	$20MM
Constrained Capacity	Leverage current capabilities to upgrade product sales mix	Focus on profit velocity Page 124	$25MM
	Improve in-plant operations	De-bottleneck Page 125	$15MM[2]

Tremendous profit potential with existing assets

Ashland™ always solving

27

See appendix for specific examples
1. Not additive 2. Represents potential opportunity over three years

4 | **Improve competitiveness**

Better asset utilization: Accomplishing our initiatives

How we will accomplish our initiatives

- Aligned asset platforms to commercial leadership
- Redeployed commercial, operations, and R&D resources which leverage our unique production capabilities
- Enhance sales incentive system
- Define manufacturing improvement opportunity list
- Establish new cost per unit metrics to achieve full P&L impact
- Commission steering team with regular review cadence

Legend: Last 12 months | Last 3 months | Current implementation | To be initiated

Ashland™ always solving

28

5 Improve competitiveness
Commercial Excellence: Action plan

Action Plan

Marketing	– Deploy new structure – Extend to regional view
Pricing	– Price over raw material inflation – Target $30MM "pocket price" improvements – Enable profit clarity → change sales incentive system
Sales Force Effectiveness	– Enhance value selling training – Improve use of Salesforce.com – Develop customer impact statements – Redesign sales incentives – Revitalize distribution strategy

Legend: Last 12 months | Last 3 months | Current implementation | To be initiated

29

Ashland™
always solving

5 Improve competitiveness

Commercial Excellence: Initial focus on price to value

"Pocket Price"

- **Dedicated pricing leaders and analysts**
- **Implemented a pocket price tool for all businesses in order to assess price outliers and make smart price changes**
- **Implemented a price yield tool to track progress**
- **Established new order policies:** order size, special requests, order changes
- **Standardizing terms:** >280 different credit terms
- **Assessing rebates and ensuring impact as contracts renew**
- **Deep analysis of freight**
- **Develop target pricing process to enable sales teams to respond and change incentives accordingly**

$15MM identified to date

Legend: Last 12 months | Last 3 months | Current implementation | To be initiated

Ashland™ always solving

30

5 Improve competitiveness

Commercial Excellence: Initial focus on price to value

Profit Visibility/Sales Incentives

- **Align FPA** resources with BU
- **Implement new financial reporting** to enable better profit driver visibility
  - Profit across the globe
  - Variable vs. fixed cost
  - Cost by batch size
- **Redesign sales incentive plan** with:
  - Incentive to leverage excess capacity in the system
  - Matrix of GP$ and GP%

Fixing visibility lost by merging IT systems

Legend: Last 12 months | Last 3 months | Current implementation | To be initiated

31

Ashland™ always solving

 See appendix for specific examples1. Total Ashland; includes Intermediates and Solvents, and excludes Pharmachem  10% volume leverage on flat SG&A improves EBITDA margins by ~90 bps1  Near-term actions identified to reduce SG&A1    Opportunity  Global Business Services/Outsourcing    $15-25MM  Footprint Optimization    $5-10MM  Delayering    $5MM  1  2  3  Improve competitivenessOffset SG&A inflation: Near-term opportunities  6

6 Improve competitiveness
Offset SG&A inflation example: Dublin, OH campus



- Dublin complex housed ~1400 employees in 2007; now less than 500
- The current cost per employee is roughly $20K / year
- We are consolidating out of ~160K square feet of space in Dublin Administration building

Example: reducing 6 sites will save ~$6MM

Ashland™ always solving

33

   Global Business Services (GBS)Two Global Headquarters of excellence in Poland and India with total headcount of 340Provides back-office support for Finance, IT, EH&S, Supply Chain, Legal, and othersContinuous improvement focused with established governance model and metrics  Back-office optimization started as a cost savings exercise...    40%  10  Of activities found to be 'waste'  Processes redesigned/ steps removed   12  1  Opportunities for automation  Process to be off-shored  ...now we're optimizing through process improvements  In January, we redesigned our accounting close to save time and reduce cost  2  33%  Days potentially taken out of close1  Reduction in time on key closing activities    1. Expected date of accelerated close implementation is month end June 2017  Improve competitivenessOffset SG&A inflation: Optimizing back-office ops  6

Driven by 7 core levers

2018 – 2021 Performance Targets

Adjusted EPS growth (CAGR)	Adjusted ASI EBITDA (%)	Cash generation[1]
>15%	>25%*	$1B+

- New actions to sustain and grow premium mix
  1. Evolve business portfolio
  2. Implement new market strategies
  3. Expand new and proprietary product sales[2] (NPI)
- New initiatives to improve competitiveness
  4. Asset utilization programs
  5. Price to value efforts
  6. SG&A inflation initiatives

7. Ensure CapEx plus changes in working capital <6.5% per year

Note: Adjusted EPS growth, Adjusted EBITDA and Free Cash Flow are forward looking non-GAAP financial measures. See Slide 1 for an explanation for why reconciliations are not available to the most directly comparable forward looking GAAP financial measure; 1. Cumulative Free Cash Flow generation over target period less certain key items; 2. New and Proprietary Product Sales defined as new products in the market for <= 5 years and patented products for life of patent
* = 2021 Adjusted EBITDA Target

35

Ashland™ always solving

   1) Figures are for Ashland (whole company). Totals do not sum to 100% due to rounding.  We spent ~21% of CapEx on growth from '13-'16With current utilization rate of 75-80%, we have 'room to grow' with reduced capital expenditures  2013-2016 CapEx spend1  Over past ~4 years, ~32% of CapEx spent on growth and cost reduction  With many investments complete, we're able to reduce CapEx  13%  Regulatory & Compliance  21%  Growth  11%  54%  Cost Reduction  Stay in Business  CapEx + change in working capital <6.5%/yearCapEx: Leverage existing investments  7

7 | CapEx + change in working capital <6.5%/year

Working Capital: Reducing ASI inventory

	January 2015		April 2016
Shipping Performance	~88%	↑	~96%
Inventory (% Sales)	~21%	↑	~24%

Targeting reduction in inventory

- In early 2015 we struggled with on-time delivery
- We built inventory to support improvements in shipping performance
- Structural improvements have been made in inventory management, forecasting, and order execution enabling inventory reduction efforts without impact to service

300 bps reduction in inventory as percent of sales metric results in a $60MM inventory reduction

Ashland™ always solving

37

   Summarize our evolution and define the New AshlandDefine financial targets to create shareholder value and their connection to:Core operational levers to deliver financial targetsMarket strategies to accelerate profitable growthClarify capital allocation policies to turn cash into valueProfile dimensions to drive strong execution  Our purpose: To define the New Ashland's shareholder value creation strategy

 Returned over $2B to shareholders in the last 3 years  Established Asbestos Trust  Signed agreement to acquire Pharmachem  Assigned majority of pension liabilities to VVV  Paid down $1.9B debt  Capital allocation policiesRecent actions  Active capital allocation

Capital allocation policies
Pharmachem transaction overview

- Purchase price of $660 million
- Transaction to be funded with bank financing and available cash
- Transaction multiple of ~10.5x Pharmachem's estimated fiscal 2017 adjusted EBITDA; ~7.5x after adjusting for expected cost synergies and tax optimization
- Expect to be accretive to EPS in first year following close of transaction and to enhance long-term EPS growth; also expected to generate significant cash flow
- Strong cash conversion and expected ~$10MM cost/~$110MM NPV tax synergies
- Transaction expected to close by the end of June quarter

Compelling Pharmachem financial equation

Ashland™ always solving

40

Capital allocation
Current priorities

First priority

Debt Reduction	
	–Eliminate debt related to Pharmachem acquisition –Reduce other debt as appropriate –Maintain mid to high BB credit rating

Other allocation priorities

Organic investment	Acquisitions	Return cash to shareholders
–Capital expenditures + working capital investment < 6.5% of sales –Willing to pursue high return opportunities	–Selective small to mid-sized acquisitions with attractive returns well in excess of our cost of capital	**Dividends** –Yield and payout ratios in line with specialty chemicals peers **Share repurchases** –Opportunistic after leverage reduced

Primary focus – debt reduction

Ashland™ always solving

41

 Note: Adjusted EPS growth, Adjusted EBITDA and Free Cash Flow are forward looking non-GAAP financial measures. See Slide 1 for an explanation for why reconciliations are not available to the most directly comparable forward looking GAAP financial measure; 1. Cumulative Free Cash Flow generation over target period less certain key expenditures* = 2021 Adjusted EBITDA Target  Financial targets to create shareholder value          Adjusted ASI EBITDA (%) >25%*  Cashgeneration1$1B+   Adjusted EPS growth (CAGR)>15%  2018 – 2021 Performance Targets

 Break

 Pharma and Nutrition

   Today's focus      Nutrition  Pharma  Cellulosics: HPC, HEC, HPMC, CMCAcetylenics: PVP, PVPP  Cellulosics: CMC, HPC, HPMCAcetylenics: PVPP  Pharma & Nutrition Specialties (PNS) Pharmaceutical generates the majority of PNS profits

Pharmaceutical overview


$349MM
~12%
of ASH FY 2016 sales

Areas of strength


Binding & disintegration


Solubilization


Controlled release


Pill & tablet coatings

We enable functionality that drug manufacturers need to promote and launch safe, effective, and consistent products

Expert in the $2.1B oral solid dosage (OSD) excipient market with ~3% projected CAGR to 2020 driven by global middle class expansion, aging population, and growth in generics

Our excipient portfolio is highly differentiated, however, product sub-segments have seen increasing price pressure

Recent strong unit volume growth; revenues tempered by modest pressure in the price sensitive product sub-segment

Ashland™ always solving

46

Source: IMS, BCC Research, Kline, internal estimates

               Excipients are small but critical part of every pill  Actives / Everything else  Functional excipients<5%  Marketing / R&D  $6.4 B  Excipient market  Not interested  Attractive adjacency  (e.g. biologics, injectables)  (e.g. colorants, fillers)    Lower margin  Higher margin  Our focus: Oral Solid Dosage$2.1 B   1: Excipients include all non-active ingredients in all pharmaceutical products (e.g. oral solid dosage, dermatological, injectable, etc.)Source: IMS, BCC Research, Kline, internal estimates  Functional excipients account for a small fraction of total pill cost  We are well positioned in excipients with expansion opportunities      We're focused on the higher margin segment of the OSD market

 Key strategic themes  1  Pharma is a growing profit engineGrowth driven by mix shift towards higher-margin products and underlying volume growth  2  We have a winning strategyUtilizing the strength of our portfolio to deliver customized excipient solutions with industry leading tech service  3  We are investing to accelerate growthCapitalizing on recent regional and technological investments  4  Expansion into NutraceuticalsPharmachem acquisition expands our position in this attractive high growth market

   Pharma is a growing profit engineStrong performance driven by cellulosics            3% industry growthImproving mix towards cellulosicsCellulosics value pricingCapacity limitationsMore competition in portions of the acetylenics product line  ü  ü  ü      2.4%  Volume growth  GP margin expansion  60 bps  60%  40%  20%  0%  100%  80%  Cellulosics  Non-cellulosics  Cellulosics as % of Pharma GP  1  Note: All time periods shown are 2013-2016 and exclude divestitures for comparability  We have grown margins by driving portfolio to differentiated, cellulosics products  Strong unit growth and margin expansion('13-'16)  Drivers of our performance('13-'16)  2013  2016

2 Winning strategy
Broad portfolio of functional excipients

We have the broadest portfolio of functional excipients in the market

10

Functional chemical platforms

~700

Uniquely tailored SKUs

We solve complex problems with our multi-platform portfolio

Example



Metformin
diabetes treatment

Major generic approached us to help:
- increase swallowability
- reduce tablet size

Our solution utilized a unique blend of our excipients, **reducing tablet size by 20%**

We win by leveraging the 'full excipients catalog'

Ashland™ always solving

50

2 Winning strategy
Delivering tailored solutions with formulation expertise

We bring new products to market through customer collaboration

75 dedicated scientists and an interconnected network of global labs allows us to work alongside our customers



~25%
excipient revenue from new products

Tailored solutions for unique problems

Example

We launched a **novel DC HPMC excipient** that enabled **150% faster** material flow

Resulting in **increased customer throughput** without sacrificing performance

We win by tailoring solutions to meet customer needs

Ashland™ always solving

51

3 Investing to accelerate growth
Capturing regional growth with targeted investments

Global pharma growth lead by Asia

1%[1]	2%[1]	6%[1]
US pharma growth	EMEA pharma growth	Asia pharma growth

- Asia growth ~2X global average, driven by
  - Continued population growth
  - Emergent middle class
  - Increased prevalence of modern medicine
  - Growth in generics

We're positioning ourselves to grow in Asia through capital investments

China	– Opened manufacturing facility in 2016 – Upgraded Pharmaceutical Technical Center in 2016
India	– Opened Pharmaceutical Center of Excellence in 2014

Asia accounts for ~30% of our portfolio today and continues to grow as we invest

Ashland™ always solving

52
1. Estimated growth rate 2017-2020
Source: BMI; internal estimates

3 Investing to accelerate growth
Improving the mix

Expanding capacity and capabilities in high-profit cellulosics

- ✓ Klucel® HPC capacity expansion online 2017
- ✓ Benecel® HPMC capability improvements online 2017

Example

'Optimization': Doel, Belgium plant

- Invested to expand pharmaceutical capabilities
- Allowing us to compete in a $150MM market

Improving acetylenics position

Manufacturing cost reductions
- Manufacturing excellence and Lean Six Sigma implementation

Offerings enhancement
- Innovative packaging and higher purity products for niche applications

Asset optimization strategy
- Address non-pharma related volume declines with 'fill the plant' sales efforts and network / sourcing optimization

We're investing to capture 'premium' growth while improving our acetylenics position

Ashland™ always solving

53

   Investing to accelerate growthFocused innovation to enable bioavailability  Lopinavir    We developed a novel excipient package to reduce side effects and improve solubility  We were asked to help remedy side effects to minimize regulatory risk  0%  20%  40%  60%  80%  100%  Pipeline drugs  Market drugs  Drug solubility classification (BCS)  High solubility  Low solubility  HIV treatment  3  1: Solubility as defined by BCS Class II & IVSource: Kline  Solubility1 issues ahead in the pharma pipeline  Our solubility solution helped fix an HIV active with absorption problems      Bioavailability is the next frontier and we're well positioned to win  Example

4 Expansion into nutraceuticals

Nutraceuticals is well-aligned compliment to PNS

Pharma – Ashland strengths:
- Formulation expertise
- Polymer science
- Customer intimacy
- Global lab network

Nutra-ceuticals

Nutrition – Ashland strengths:
- Particle engineering
- Polymer science
- Customer relations
- Application expertise

Market metrics

$39B	40%	6%
Global market size	US share of market	Forecast growth rate

Market trends
- Aging population
- Middle class growth
- Health and wellness
- Natural and clean label
- Functional nutrition

Nutraceuticals is a strong existing market for Ashland, however, we lacked the critical mass to penetrate further

Ashland™ always solving

55

Source: BCC Research, internal estimates

4 Expansion into nutraceuticals
Pharmachem is a strong fit

Pharmachem is a leader in custom nutraceutical offerings and solutions



Custom Manufacturing
9%
Food, Beverage and Personal Care
15%
43%
Fragrance and Flavors
33%
Nutrition and Health

~$300 MM
FY 2016 Revenue

Manufactures **custom and branded nutraceutical formulations**

Global leader in all-natural fragrance fixatives

Ashland always solving + PHARMACHEM LABORATORIES

1. **Leverages Pharmachem:** nutraceutical channels to grow our excipients & food additives business
2. **Leverages Ashland:** channel strengths outside the US and in food and personal care markets
3. **Combined:** delivers more advanced, fully formulated solutions to the global nutraceuticals market

Not included in acquisition economics

Pharmachem allows Ashland to leverage strengths in nutraceutical markets

56

Ashland always solving

Pharma will continue to be an engine for profitable growth at Ashland

We are set up for success

1	Pharma is a growing profit engine	– Healthy underlying market demand – Mix shift towards high-margin cellulosics – Cellulosics value-pricing
2	We have a winning strategy	– Comprehensive portfolio of excipient technologies – Uniquely collaborative technical service teams
3	We are investing to accelerate growth	– Adding cellulosics capacity and capabilities to serve growing demand – Enhancing acetylenics strategy – Developing improved solubilization technology
4	Expansion into Nutraceuticals	– Pharmachem acquisition accelerates market entry – Additional upside synergies to be captured

Ashland™ always solving

57

 Personal Care

Personal care overview

$566M


~19%
of ASH FY
2016 sales

3 specialty areas


Hair care


Oral care


Skin care

We innovate scientifically proven solutions for personal care with specialty ingredient platforms in VP, VE, cellulosics and biofunctionals

Leader in $6B specialty ingredients market with ~3% projected CAGR to 2020 due to mega-trends: rising emerging market middle class and shift to higher-price natural products

Strong volume growth 2013-16, driven by specialty areas that are high-performance and innovation-focused (e.g., biofunctionals)

Some margin and pricing pressures due to increased competition in the lower end of our offering (e.g., purchase-for-resale)

Ashland™
always solving

59

Source: Euromonitor, Datamonitor, Kline, BCC, Internal estimates

Three business areas with strong market presence

Hair care



Top 3 in **styling fixatives**
Top 3 in **hair rheology**
Top 10 in **conditioning polymers**

Oral care



Leader in **functional polymers** and denture **bioadhesives**
Pioneered **whitening** actives delivery

Skin care



Pioneered **sunscreen waterproofing**
Top 3 in **skin rheology**
Top 5 in **UV absorbers**
Top 10 in **biofunctionals**

Broad product range and leading positions in hair, oral and skin

60

Source: Kline, Internal estimates

Key strategic themes

1 | **Maintain strong focus on new, highly differentiated applications**
Earn a premium with unique technologies, formulation expertise and customer enablement

2 | **Accelerate growth from "naturals" and emerging market trends**
Grow natural & sustainable portfolio and enable rapid regional launches with regional centers of excellence

3 | **Improve margins in more competitive segments of the market**
Increase asset utilization, engineer better processes and leverage suppliers partnerships

4 | **Leverage synergies from Pharmachem**
Strengthened biofunctionals, improved channel access, and enhanced "full solution" offerings

Ashland™
always solving

61

1 # Focus on new, highly differentiated applications

Strength in technology, formulation and customer enablement

3 areas of strength

Unique technology

Reputed platforms developed by 125 world-renowned scientists in 9 regional centers of excellence
- Skin biology expertise
- Root-to-tip hair care
- Oral actives delivery
- Sensory excellence

Formulation expertise

Expertise in creating products with enhanced performance
- Sustainable, cost effective alternatives
- Advancement of customer formulations
- Ashland-developed "complete solutions"

Customer enablement

Leading end-to-end product launch support
- Regulatory clearance
- Clinical testing
- Claim substantiation
- Consumer value articulation

Ashland™ always solving

62

1 Focus on new, highly differentiated applications

Our unique technology repairs hair from root to tip

Unique technology

Formulation expertise

Customer enablement

Example

FiberHance™ BM

- Our **innovative and patented bond multiplier chemistry** addresses a key market need in repairing hair breakage from coloring and straightening
- **Displaces higher-price alternatives** with cost-effective manufacturing
- **Proven efficacy** on all hair types, including Caucasian, Asian and African



FiberHance™ BM recently won prestigious "Best Functional Ingredient" gold award at In-Cosmetics

Recent launch already garnering significant interest from multinationals

Ashland™ always solving

63

   Our unique whitening technology improves the stability and delivery of whitening agents – putting professional-grade whitening solutions in over-the-counter consumer products  We made it possible for a major oral care firm to formulate peroxide in its whitening product – leading to one of the most successful oral care product launches ever  Focus on new, highly differentiated applicationsOur technology enables next gen whitening products  Source: Technavio, Euromonitor  1  Whitening toothpastes are the fastest-growing toothpaste category – costing 2x+ per oz. as much as traditional counterparts      Customer enablement  Formulation expertise                            Unique technology      Example

        Bayer adopted our sunscreen mousse prototype to develop a new and unique whipped sunscreen that applies evenly and leaves skin feeling softer and smoother  We work with customers to formulate customized sunscreens that last longer, feel less greasy - and have novel textures  Sunscreens are a $10B market at retail; those with unique Ashland formulations commanding a premium and enhancing claims  Source: Euromonitor, internal estimates  Focus on new, highly differentiated applicationsOur formulations set premium sunscreens apart  1      Customer enablement  Formulation expertise                            Unique technology  Example

   We help our customers to ensure end-product success by substantiating new & unique label claims, navigating regulatory challenges, and communicating value to consumers   Ashland’s Vincience team innovated a black truffle extract to energize skin cells in Estée Lauder's prestige Re-Nutriv "Ultimate Diamond" line...... and helped them demonstrate efficacy and develop consumer marketing that brought to life the story "from soil to bottle"      Customer enablement  Formulation expertise            Focus on new, highly differentiated applicationsWe help develop products that ensure customer success  Unique technology                    Retail price$375/bottle  1  Our ingredients provide functionality that enables customer price premiums      Example

 Focus on cellulosics, acetylenics and biofunctionals where we have deep experience and manufacturing scale  ✓  ✓  ✓  Engage the customer  Focus on core chemistries  Move quickly to market  Strong value proposition  Decentralized development at regional centers of excellence that are able to customize and test in-market rapidly and economically  ✓                  Redesigned R&D process for stronger early-stage marketing input to ensure value proposition matches market needs and end user expectations  Beta-test earlier and more often to increase customer engagement and intimacy, and enhance collaboration   Focus on new, highly differentiated applications We have renewed focus on what drives success in innovation  1

2 Accelerate growth from "naturals" trend

We are actively growing our natural and sustainable portfolio

Zeta Fraction™	**Example** Zeta Fraction™ uses **live plants** in a **natural, low-energy, zero-waste** process to deliver **high-efficacy** actives	 *Johnson & Johnson uses Zeta Fraction™ technology in its Aveeno range to improve **radiance** and provide **soothing properties***  *Just-launched Harmoniance™ captures the metabolic activity of Sacred Lotus to deliver **age-defying skin care benefits***
Rest of portfolio	**Cellulosics**	**Guar** · **Botanicals**

Natural, organic and ethical products will outgrow the market ~3x to 2020

We are ready today

Ashland™ always solving

68

Source: Transparency Research

2 Accelerate growth from emerging market trend

Our labs will help customers capture dynamic regional trends

Customers require different capabilities to succeed in emerging market

- **Unique preferences, habits, hair/skin types and climates** driving personal care purchase behavior
- Greater e-commerce role in product selection and adoption, requiring **accelerated innovation**
- **Complex formulation engineering** needed to hit lower price point – while retaining quality and margins

Meeting local challenges with regional centers of excellence

Example



We helped an Indian oral care provider develop a new anti-cavity toothpaste

We built upon this success by expanding our **global network of regional centers of excellence**

~85% of end-market growth to 2020 will come from emerging market
We are ready today

Ashland™ always solving

69

Source: Euronomonitor

3 Improve margins in more competitive segments
Asset utilization, better processes and suppliers partnerships

Increase asset utilization

- Asset utilization-focused R&D
- Targeted sales and marketing efforts based on enhanced order-level information
- Rationalize product offerings

Better engineer processes

- Simplify complex manufacturing processes
- As appropriate, migrate from batch to continuous processes
- Continue to drive continuous improvement, cost-out programs

Partner with suppliers

- Consolidate purchases to fewer, valued suppliers
- Optimize global procurement system
- Drive predictability with long-term contracts

Ashland™ always solving

70

 Contract manufacturing   Fragrance market access  Botanical actives extraction  Aloe Vera    Strengthen biofunctionals platform with new botanical extraction capabilities  Adds new active to biofunctional arsenal as well as plant sourcing and processing capabilities  Improved channel access for high-growth areas (e.g. fragrance encapsulation)  Enhances the adoption of our full solutions by providing avenue to push formulations to finished products  Leverage synergies from PharmachemNew capabilities and know-how to strengthen existing initiatives  Acquisition of Pharmachem will accelerate growth of both companies  4

Personal care will be one of Ashland's core growth drivers

We are set up for success

1 | Maintain strong focus on new, highly differentiated applications
- Unique technologies that expand applications
- Formulation expertise that sets premium products apart from the mass market
- Customer enablement to bring products to market at a premium price point
- Renewed focus on innovation success drivers

2 | Accelerate growth from "naturals" and emerging market trends
- Growing natural and sustainable portfolio
- Network of regional centers of excellence to enable rapid launches and customer interaction in emerging market

3 | Improve margins in more competitive segments of the market
- Increased asset utilization
- Process engineering to reduce production costs
- Partnerships with suppliers

4 | Leverage synergies from Pharmachem
- Strengthened biofunctional with Aloe Vera and botanical extraction
- New channel access through fragrances
- Contract manufacturing enabling increased adoption of full solutions

Ashland™ always solving

72

 Industrial Specialties

Industrial Specialties (IS) overview


~33%
of ASH FY 2016 sales
$990MM
Coatings
Adhesives
Other Industries

We provide **high performance** products that are typically a small percentage of the total cost of the end product, but provide **significant value and impact**

Common business model:

- Focus on **premium sub-segments**
- **Close collaboration** with customers utilizing our regional **technical service & expertise**
- **Disciplined price and cost** management
- Ensure **high asset utilization** for high asset intensity product lines

Ashland™ always solving

74

 IS – Other Industries $337 MM  PerformanceSpecialties  Construction  Focus on unique applications with complex performance needsTarget selective areas for growth   Energy        Energy is a much smaller portion today of Industrial Specialties’ portfolioBeginning to see an up-tick in the market as oil prices have recovered  Focus on premium applications & improving customer productivitySignificant cost restructuring and asset focus will drive success

Industrial Specialties – Coatings



$321MM
~11%
of ASH FY
2016 sales

Our 3 strengths



Rheology



Surfactants



Foam control

We solve rheology & formulation challenges for architectural coatings with industry leading technologies, a differentiated product portfolio, and award winning technical service

Market leader in $2.8B market for architectural coatings additives with 3% CAGR; the market is primarily driven by remodeling & new construction and a shift towards premium paints

Our products are **2-4% of the paint can** but provide **high value in use** to the painter and property owner

Our segmented strategy is driving growth in the premium segment, while improving our cost position

Ashland™ always solving

76

Source: KNG, IHS, internal estimates

 1  We are the premier rheology provider60+ years expertise in architectural coatings, #1 in HEC, industry standard for rheology and coatings additives  We're focused on further strengthening our leadership in HECOur global presence allows us to manage cost and customer supply, ensuring we stay #1  3  Coatings: key strategic themes  2  We're driving a more premium mix through product differentiation, innovation, and customer intimacyOur premium product lines and formulation expertise enable customer productivity, improved paint performance

   We span the paint range from low to premium with the key rheology chemistriesWe continually innovate rheology chemistryWe advance measurement science   Global manufacturing capabilities  Patent pending ART(Application Reader Technology) device  We are the premier rheology providerWith strong capabilities and technologies  1  We are the leading HEC producer & the only one with manufacturing capabilities in 3 regions

 Enabling customers with premium productsOur expertise and technical support leads the industry  Switzerland  Italy  France  Portugal  Working together, we improved viscosity and enhanced color for a new solvent-free paint  Problem: customer needed a more effective rheology agent Solution: partnered to formulate our Aquaflow™ product for superior efficiency & application feel across multiple brands  2  Customers come to us to solve their hardest rheology problems...  ...and develop new products      Examples  With our 6 regional tech centers we partner with our customers to deliver the perfect rheology solution for the local market

   We're staying cost competitive in HECProactive actions to improve HEC leadership position  Increasing research focus in process technology improvements                            Accelerating on-going manufacturing cost reductions with lean six sigma program              Implementing new asset optimizationstrategy aligned with commercial strategy        Soft pricing environment...Decreased demand because of softness in energy marketsGlobal capacity additions have increased supplyBut stable volume demand...Firm demand in core applications   3      HEC market overview  Actions  We are executing to ensure we stay competitive in any market environment

Industrial Specialties – Adhesives


$332MM
~11%
of ASH FY
2016 sales

Our key end uses



Packaging & Graphics



Transportation



Structural

We enable high performance applications across end markets through customer centric innovation, pioneering new applications, and renowned expertise

Niche player in the $22B specialty formulated adhesives market with a 3% CAGR.

Adhesives is a materials business with high performance demands and continual innovation

Our Adhesives portfolio is nimble, capturing a premium in niche applications throughout the market

Ashland™ always solving

81

Source: KNG, IHS, internal estimates

 2  We win with customer focused innovation, R&D, and tech service30% of revenue generated from new products  1  Adhesives is a significant contributor to Ashland's profit and has demonstrated strong growthSuccessful value proposition; disciplined pricing and cost management; leadership position in Pressure Sensitive Adhesives (PSAs)  We're accelerating growth by extending our global reachCapacity expansions / additions in UK to support premium adhesives  3  Adhesives: key strategic themes

1 Adhesives is a growing, high profit contributor
Leadership position in PSAs drives significant growth

Our Success Model

Target specialty niches with high performance demands in:
- Graphics
- Specialty tape & Label
- Packaging
- Transportation adhesives
- Structural adhesives

Capitalize on mega trends to accelerate growth
- 50+ years experience in automotive adhesives

Constantly upgrade our product mix

Fast innovation through deep technical expertise and customer collaboration

Price and cost management

We have established a clear leadership position in water based and solvent PSAs and great niche positions in other segments

83

Ashland™ always solving

2 We win with innovation, R&D, and tech service
Solving customer's problems through collaboration

Examples

New Product:
Heat seal adhesive


Yoplait
GREEK

Problem: adhesive for perishable product with heat sealing sleeve label

Solution: worked closely through scale up with our Pureseal™ product

- ✓ Successful label for Yoplait

New Product:
UV cure coatings



Problem: strong adhesive performance & low migration for food safety

Solution: developed UV cure coatings, Purerad™

- ✓ Low migration for food safety
- ✓ Excellent coat-ability

New Product:
Adhesive for house wrap tape


Sheathing Tape

Problem: need ability to seal joints & seams of house wrap to withstand various temperatures & multiple surfaces

Solution: developed Aroset™ PSA:

- ✓ Reduces waste
- ✓ Adheres to multiple surfaces
- ✓ Higher performance at various temperatures

Our R&D and tech service are always solving for our customers, driving strong profit growth

Ashland™ always solving

84

3 We are accelerating growth with global reach
Investments in assets and R&D to meet global needs

Examples

Capacity expansion to extend geographic penetration



Kidderminster, Worcestershire, UK

Capacity expansion in the UK will:
- Provide a platform for growth
- Enable **customized service** to our European customers

New structural adhesive Products for Europe



We provide adhesives to **Porsche** and **Mercedes**, which enable:
- Improved processing and application time
- Superior adhesion & robustness in high performance situations

Regional R&D / technical service centers



Innovation from global labs delivers **30%+ revenue from new products**
- Dublin, Ohio
- Kidderminster, UK
- Shanghai, China
- Mumbai, India

Expansion to enable faster growth

Ashland™ always solving

85

Industrial Specialties will continue to deliver innovation around customer needs

We are set up for success

1 | Strong profit generation

- Growth in higher-margin premium synthetics
- Adhesives growth and disciplined pricing
- Selective growth & optimization in Other Industries

2 | We win through customer collaboration

- Adapting marquee coatings products for diverse customer needs
- Adhesive application innovations for direct customers & end-users
- Local service & customized solutions earn us a premium across the Industrial portfolio

3 | Global growth & capabilities drive success

- Cost reduction and process improvement in HEC
- Synthetic rheology technology advances
- Pioneering new applications and markets in Adhesives
- Driving asset optimization across the portfolio

Ashland™ always solving

86

 Composites

Composites overview


$669M
~22%
of ASH FY 2016 sales

Specialties	Epoxy vinyl ester resins (EVER) Gelcoat
Core	Unsaturated polyester resins (UPR)

We solve customer problems around the world, improving the integrity and allure of their composite products with high performance resins

Premium resins used in structural & semi-structural applications

- Infrastructure – corrosion & fire retardant
- Automotive & heavy duty truck
- Marine
- Building & construction

Strong gross profit growth 2013-16 despite flat volume due to aggressive cost & margin management

Segmented our business into core (UPR) and specialties (EVER, Gelcoat)

88

 1  Accelerate growth in the premium "specialties" segmentRe-align resources, leverage 50+ year track record (Derakane ™), global reach, and world class technical service to accelerate growth in high-spec segments (e.g. corrosion, marine, automotive)  2  Manage our cost structure in non-specialty core UPRContinue to execute aggressive cost management through footprint optimization, cost-out initiatives, and facility utilization  3  Drive cash generationMargin growth, with low working capital and Capex requirements, support significant Ashland overhead, and cash generation  Key strategic themes

1 | Accelerate growth in the "specialties" segment
We focus on high-spec resins

Targeting "high-spec" applications



"High-spec"
Automotive
Corrosion
Fire Retardant
Marine
Increasing Gross Margin %
Panels
Polymer Concrete
Eng. Stone
Electrical
Infrastructure
Pipes
Tub & shower
Performance Reqs
Degree of Specification

High-spec ~30% of the $9B UPR market – but ~45% of profits

Source: IHS; Internal estimates

Ashland always solving

90

1 | Accelerate growth in the "specialties" segment

We are the brand name in corrosion resistance

Strong Derakane™ **brand, technical service, global reach** & over 50 years of **case histories**



Example

Our Epoxy vinyl ester resins have...

- Higher strength
- Better corrosion resistance & durability
- Wider operating range
- Lower maintenance

Drivers of value

- 50 years of proven experience with Derakane ™
- Dedicated science center
- World-class technical service & end-user selling team
- Highly specified – "When failure is not an option"
- Lower "lifecycle costs"

We earn a premium in EVER through superior reliability and lower lifecycle costs

Ashland™ always solving

91

1 Accelerate growth in the "specialties" segment
Our gelcoats have superior performance

Maxguard™ gelcoats, outermost layer on a boat hull, **ensures the integrity** & **adds to the allure**

Example



Our gelcoats have superior...

- Gloss / depth of color
- Blush / UV resistance
- Weather-ability
- Consistency

Drivers of value

- Small part of cost, but significant cosmetic and functional impact - it's what you see in the showroom
- Industry-leading application knowledge and formulation support
- High degree of customer touch and customization

We differentiate in gelcoats through customization and quality

Ashland™ always solving

92

1 Accelerate growth in the "specialties" segment

Our UPR is used for high-end, high-spec applications

Polaris™ engineered resins **improve quality and durability** and provide **a range of design options**

Example



Our UPR meets the most demanding applications…

- Durable & stain resistant
- Efficient processing and manufacturability
- High-gloss, ultra-white enabling marble / granite appearance

Drivers of value

- Dedicated Engineered Stone lab & global technical support
- Product customization
- Improved performance vs. competing alternatives
- Reduced waste during production
- Leverage multi-generational product planning

We seek premium applications within the UPR market

Ashland™ always solving

93

2 Manage our cost structure in core UPR
Multi-pronged strategy to stay cost competitive

1 Maintain efficient network


EMEA: 3 plants
Asia: 2 plants
Americas: 7 plants

- Actively manage footprint to optimize cost (3 facilities closed in past 5 years)
- Leverage Reichhold acquisition to support EMEA cost initiatives (e.g. logistics, CapEx, etc.)

2 Drive cost out initiatives



- Drive profit improvement opportunities (e.g. waste & utilities cost reduction)
- De-bottle necking & yield improvement
- Dublin campus consolidation (~$6MM annual savings)

3 Asset utilization


Cost per unit
2013
2016

- Implement performance metrics and incentives to drive utilization
- Leverage local, regional teams to win & drive business targeting >90% utilization

Aggressive actions to lower costs

Ashland™ always solving

94

 Gross profit %  Drive cash generationComposites has driven significant cash contribution  3  Low capital Intensity    Focus on driving working capital 7% is typical in compositesLow capital spending (<5% of sales)  Contribution to rest of business    Absorbs significant portion of overall Ashland corporate overhead          Strong focus on mix and cost

Composites will drive profitability with growth in high-margin segments and cost control

We are set up for success

Accelerate growth in the premium 'specialties' segment	– 50+ year track record (Derakane™) – Global reach – World-class technical service
Aggressively manage our cost structure	– Footprint optimization – Cost-out initiatives – Facility utilization
Drive cash generation	– Margin growth – Low working capital and Capex requirements – Support significant Ashland overhead

Ashland™ always solving

96

   Summarize our evolution and define the New AshlandDefine financial targets to create shareholder value and their connection to:Core operational levers to deliver financial targetsMarket strategies to accelerate profitable growthClarify capital allocation policies to turn cash into valueProfile dimensions to drive strong execution  Our purpose: To define the New Ashland's shareholder value creation strategy

 Core levers    Innovation  Pricing/Commercial  Asset utilization  SG&A flat  WC/CapEx    Tied to compen-sation  - 8 of 11 leaders new or in expanded role  - Newmarket and operational strategies  - New metrics and scorecards tied to account-ability  - Lean Six Sigma programs - New Project Manage-ment Office  Disciplined cadence  Enabling systems  Metrics  Strategy/Approach  Leadership/Org                  - New operating committee review cadence      -Expanding perform-ance factor-EPS is primary LTI1 metric      1. Long Term Incentive  Focus, ownership, and accountability  Drive strong execution—5 system elements  Drive strong execution—5 system elements

Drive strong execution



Superior Performance
Innovation
Commercial Excellence
World-Class Operations
Focused Capital and Resource Allocation
High-Performance Organization
Winning Strategy
Safe, Compliant and Responsible Operations

Pillar Priorities

- Take new actions to sustain and grow premium mix
  1. Continue to evolve business portfolio
  2. Implement new market strategies
  3. Expand new and proprietary product sales[1] (NPI)
- Pursue new paths to improve competitiveness
  4. Better asset utilization
  5. Price to value
  6. Offset SG&A inflation

7. Ensure CapEx plus changes in working capital <6.5% per year

Internally connecting our core operating levers to our blueprint

Ashland™ always solving

1. New and Proprietary Product Sales defined as new products in the market for <= 5 years and patented products for life of patent

99

Driven by 7 core levers

2018 – 2021 Performance Targets

Adjusted EPS growth (CAGR)	Adjusted ASI EBITDA (%)	Cash generation[1]
>15%	**>25%***	**$1B+**

- **New actions to sustain and grow premium mix**
  1. **Evolve business portfolio**
  2. **Implement new market strategies**
  3. **Expand new and proprietary product sales[2] (NPI)**
- **New initiatives to improve competitiveness**
  4. **Asset utilization programs**
  5. **Price to value efforts**
  6. **SG&A inflation initiatives**

7. Ensure CapEx plus changes in working capital <6.5% per year

Note: Adjusted EPS growth, Adjusted EBITDA and Free Cash Flow are forward looking non-GAAP financial measures. See Slide 1 for an explanation for why reconciliations are not available to the most directly comparable forward looking GAAP financial measure; . Cumulative Free Cash Flow generation over target period less certain key expenditures; 2. New and Proprietary Product Sales defined as new products in the market for <= 5 years and patented products for life of patent
* = 2021 Adjusted EBITDA Target

Ashland™ always solving

100

 Appendix

Biographies/key accomplishments



Bill Wulfsohn

- Former CEO Carpenter Technology
- Previous leadership roles at PPG, Honeywell, Morton International / Rohm & Haas
- Serves as a Director of PolyOne Corporation

Operating Committee



Dave Neuberger

- Former director Ashland IR, 10 yrs at Ashland
- Wharton Palmer Scholar



Suzanne Rowland

- 17 yrs of senior executive and Board experience
- Driver of high performance in complex markets



Vito Consiglio

- 23 yrs in Specialty Chemicals
- Global JV, PE and M&A experience



Andy Johnston

- 23 yrs at Ashland focused on composites and adhesives
- Experience in turn-arounds, growth, M&A



Dr. Osama Musa

- More than 350 patents and patents pending
- Published book on Maleic Anhydride based materials



Brian McGrath

- 27 yrs with Ashland in various leadership roles
- Moving to Zurich in June to also lead European Leadership team



Dr. Keith Silverman

- 23 yrs in pharmaceuticals-R&D, EHS
- 14 patents
- 5 yrs at Ashland
- Board Member SOCMA



Jean Zappia

- 30 yrs chemical industry experience
- Featured in "Successful Women in Chemistry - Corporate America's Contribution to Science"

Executive Committee



Anne Schumann

- Multi-faceted career with leadership roles in finance, IT, supply chain & HR



Kevin Willis

- Leads worldwide financial functions and processes including the transformation to new Ashland



Peter Ganz

- 30 yrs private and corporate law experience
- 12 yrs general counsel for multinational corporations
- 6 yrs at Ashland

103

 Acronym reference guide  Acronym  Definition    Acronym  Definition  APAC  Asia Pacific Region    LATAM  Latin American Region  ASH  Ashland    LMW  Low Molecular Weight  ASI  Ashland Specialty Ingredients    LTI  Long Term Incentive program  BU  Business Unit(s)    NA  North American Region  DC  Directly Compressible    NPI  New products in the market for <= 5 years, and patented products for life of product  EMEA  Europe and Middle Eastern Areas    OSD  Oral Solid Dosage  EU  European Union    PC  Personal Care division  GBS  Global Business Services    PNS  Pharma and Nutritional Specialties  GM  General Manager(s)    TPRR  Total Preventable Recordable Rate  GP  Gross Profit    US  United States  I&S  Intermediates and Solvents division    VOL  Volume  IS  Industrial Specialties division    VVV  Valvoline  Note: Definitions for Ashland product categories not included: HEC, HPC, HPMC, PVP, PVPP, UPR, VE

 Backup: Pharmachem

Pharmachem: Financial Impact

- Expected to be accretive to EPS in first year following close of transaction and to enhance long-term EPS growth
- Strong cash flow generation
- Attractive double-digit returns
- Expected to be accretive to EBITDA margins
- Financed primarily with bank financing with remainder from cash on hand
  - Average cost of debt (pre-tax) of approximately 3-4%
  - Incremental ~$20MM of annual interest expense
  - Estimated pro forma net debt/adjusted EBITDA ratio at closing of 3.8x with strong post-close de-leveraging profile
- Remain committed to targeting mid to high BB credit ratings
  - Expected gross debt/adjusted EBITDA below 3.5x[1] over time

106

1. Note: Net debt and Adjusted EBITDA are forward looking non-GAAP financial measures. See slide 2 for an explanation for why reconciliations are not available to the most directly comparable forward looking GAAP financial measure.

Ashland™ always solving

Pharmachem: Synergies

- Expected annual cost synergies of ~$10MM, primarily driven by leverage from Ashland's scale and infrastructure, de-tolling opportunities and in-sourcing initiatives

- Cost synergies expected to be realized by end of second year following transaction close

- Incremental tax synergies with expected net present value of ~$110MM driven by integration of Pharmachem into Ashland's global business structure

107

Ashland™ always solving

 Examples: R&D focus areas

Polaris™ resins provide quality, efficiency, and durability in engineered stone



The challenge:

- Engineered stone products demand high customization, ample design possibilities & durability for frequent use

The solution:

- Polaris™ resins enable improved quality, process efficiency & durability adapted to multi-designs
- Superior mechanical performance, wetting & curing behavior of our resins facilitate smooth processing, reduces scrap, & minimizes re-polishing

The result:

- Unique, innovative resins allowing new design creativity, high gloss & other aesthetic possibilities from ultra white modern surfaces to comparable exotic granites & marble
- Durable for daily use

Back

109

Ashland™ always solving

Captivates™ Encapsulation



The offering:
Offers "cleaner" encapsulation technology versus competitive technology with improved stability, long term aesthetic and performance compared to benchmark

Customized capsules in size, color and ingredients with:
- Exciting visual impact
- Dynamic color release
- Unique delivery method
- Stability of incompatible ingredients
- Texture and sensory signals
- Controlled fragrance delivery
- Low toxicology profile and biodegradable

Back

110

Ashland™ always solving

FiberHance™ BM solution supports customers to improve sustainability footprint




HO
HO
HO
HO
OH
O
HN
OH

The challenge:

- Market needed a new hair strengthening ingredient

The solution:

FiberHance™ BM Solution "brings damaged hair back to virgin – from inside" with:

- Hair mechanical strengthening
- Lower water uptake
- Provide limited damage during hair chemical treatments

The result:

- Initial launch of technology in April, 2017, was 1 year faster than standard R&D timelines due to customer collaboration and intimacy
- Green manufacturing process (no organic solvent, 100% yield reaction)

Back

111

Ashland™ always solving

Re-engineering polyAPTAC manufacturing process to expand end market use



The challenge:

- PolyAPTAC technology was suitable for industrial applications; Ashland wanted to extend the ability to use this technology into Personal Care

The solution:

- Developed an innovative way to purify the industrial polyAPTAC grade, lowering the level of monomers and making it suitable for Personal Care applications on a global base, including China

The result:

- A marketable product that provides:
  - Long lasting hair damage repair and restores hair to its original hydrophobic state, with enhanced smoothness and shine
  - Improved conditioning, durability and substantive conditioning polymer for hair
  - Reduced or eliminated need for silicone, ideal for silicone-free shampoos and conditioners
  - Compatible with wide range of cationic, nonionic and anionic surfactants.

Back

112

Ashland™ always solving

 Examples: Innovation that delivers on our brand promise

Atorvastatin achieves stable active ingredient delivery with Klucel™





The challenge:

- Formulating a once-daily, oral cholesterol medication

The solution:

- Klucel™ 's non-ionic and pH insensitive properties ensures controlled delivery
- Our R&D team's customized solution ensured safe, effective performance with the customer's formulation

The result:

- A reliable, safe, and trusted treatment for high cholesterol leading to a market leading blockbuster, with cumulative sales >$130B

Back

114

Ashland™
always solving

Bayer achieves revolutionary texture with ProLipid™ lamellar gel and Ganex™ polymer


NEW!
Coppertone
CLEARLY SHEER
Whipped
SUNSCREEN
30
HELPS LEAVE SKIN SOFT & SMOOTH
ABSORBS QUICKLY
WATER RESISTANT (80 MINUTES)
5 OZ (142 g)

The challenge:

- Sunscreen application is messy and 'sticky' which negatively impacts consumer compliance
- Coppertone wanted to revolutionize sunscreen with a formulation that was:
    - A unique rich and creamy foam
    - That goes on easily and absorbs quickly
    - Helps leave skin feeling soft & smooth

The solution:

- Our innovative solution combines Prolipid™ lamellar gel, designed to exert a 'second skin' effect and reinforce the skin's natural barrier function. The combination of the Prolipid™ and Ganex ™ creates the texture – a creamy foam that applies easily and absorbs quickly.

The result:

- A revolutionary new aesthetically pleasing texture available in SPF 30 and SPF 50

Back

Ashland™ always solving

115

         The challenge:Estée Lauder was looking to build on a successful line of prestigious skin repair and moisturizing productsThe solution: In collaboration with Estée Lauder we discovered TuberluxTM, an unseen cellular energizing biofunctional extract derived from the rare and precious "black diamond truffle"The result: We helped Estée Lauder create a unique solution that makes skin look vividly renewed as next-generation sculpting technologies power a profoundly younger look  Back  Tuberlux™ black diamond truffle extract helps energize skin cells

Aroset™ PSA provides convenience and minimizes waste


progress
Antibacterial Wet Wipes
progress
Antibacterial Wet Wipes

The challenge:

- Avery needed re-sealable industrial packaging to meet growing demand for greater customer convenience and waste minimization

The solution:

- Our Aroset 2570 PSA has removable and re-sealable characteristics

The result:

- Aroset 2570 was selected for re-sealable packaging because of its resistance to water, alcohol, & chemical resistance
- A re-sealable tape for applications including baby wipes and other towelette packaging

Back

Ashland™ always solving

117

Derakane™ is saving our customers money



The challenge:

- Gas cylinder manufacturers were looking to replace metal with a **lighter, safer** and more **cost effective** material

The solution:

- We worked closely with Thanh Tai Composite Plastic (in Vietnam) to design a cylinder with outstanding corrosion resistance, toughness, and fire retardance
- Derakane™ epoxy vinyl ester resin captured all of these needs and enabled better productivity, operability and a longer shelf life

The result:

- Derakane™ gas cylinders are lighter and safer
- Customer "failure rate" fell from 10%+ to <2% while driving $10K savings per month

Back

118

Ashland™ always solving

 Examples: Better Asset Utilization

Lower cost-per-unit in Jiangmen

CMC utilization in Jiangmen rebounded in 2017...



CMC utilization
100
90
80
70
60
50
+18%
2014
2015
2016
2017 YTD

After a fall off in the energy market utilization at the Jiangmen facility fell by 12%

...thanks to targeted sales and marketing efforts to 'fill the plant'

Decreased production volume would **increase per unit fixed cost burden by ~15%** from 2014-16

To address the per unit increases, sales, marketing, manufacturing, and supply chain teams identified two new ways to go to markets

- Go 'smaller' to address tier 2 nutrition manufacturers
- Address the 'lower spec', higher volume applications—paper coatings and mining

The two pronged approach has driven a full recovery in utilization. **Driving per unit fixed costs below their 2014 low**

Back

120

Ashland™ always solving

Freetown plant repurposed to reduce need for CapEx



Freetown plant successfully completed the 2nd commercial batch trial of Flexcryl 1624

Once approved, plant will able to supply 400-450MT/month of material to support business growth

Repurposed equipment in Freetown will successfully reduce the need for **$5MM** of CapEx at the Piedmont plant

Back

121

Ashland™
always solving

   Back  Three plant closures since 2011 improving utilization & GP ... but there's more to do  2014  2015  2013  2011  2012      Gross Profit $  Gross Profit %  Sauveterre closure  Kelowana closure  Additional sites across Ashland are being evaluated, representing a further $30MM in savings     Mississauga closure

To optimize utilization, we've identified products to bring in-house



We **spend ~$38MM per year** with 60+ tollers to outsource various operations.

As we've focused our operations, we've built **new capabilities** and **achieved critical mass** in certain operations.

In an effort to save money and increase utilization, we've begun **exploring options** to bring products and operations in-house.

We've identified and targeted seven products/operations to bring in-house

Analysis sanitized


More feasible
Low ROI
High ROI
Less feasible

Back
123

Ashland™ always solving

   Back  We had poor profit realization from our Low Molecular Weight (LMW) HPMC product linesIts costly, multi-step manufacturing process required 2-3X equipment time, compared to other product lines produced In 2015, we made the decision to stop LMW production; shifting & rationalizing the mix to higher profit realization linesThe benefit: with facility upgrades we reduced the number of products produced, increased total output volume by 6% and increased EBITDA by 50%    Shifting the mix at Doel

De-bottlenecking at Parlin plant has reduced need for HEC expansion projects

Plant production volume



+30%
2012
2013
2014
2015
2016

De-bottlenecking activities at Parlin increased capacity by 30%

The challenge: From 2012 to 2015, increasing global HEC demand caused Ashland to explore opportunities for additional manufacturing capacity

Mitigation activities: The Parlin plant made incremental Capex investments to debottleneck several process steps and improve operating efficiency

The result: Plant increased capacity by ~30% which added ~3,000 MT of Natrosol capacity to Ashland's network. The increased production volume improved cost absorption, lowering HEC unit costs at Parlin

Back

125

Ashland™ always solving